Exhibit 10.26

FIRST AMENDMENT TO TRADEMARK LICENSE AGREEMENT BETWEEN

REVEL GROUP, LLC AS LICENSOR AND REVEL ENTERTAINMENT

GROUP, LLC AS LICENSEE

This FIRST AMENDMENT TO TRADEMARK LICENSE AGREEMENT; dated as of July 24, 2012, is by and between Revel Group, LLC, a Delaware limited liability company, and Revel Entertainment Group, LLC, a New Jersey limited liability company.

RECITAL

WHEREAS, the Trademark License Agreement dated February 17, 2011 by and between Revel Group, LLC as Licensor and Revel Entertainment Group, LLC as Licensee (hereinafter referenced as “the License Agreement”) specifically allows for the supplementation, modification, and amendment from time to time of the schedule of trademarks, service marks, domain names, and trade names in Schedule A to the License Agreement,

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions set forth, the parties agree as follows:

AMENDMENT

The parties hereby agree that Schedule A to the License Agreement is deleted in its entirety and replaced with the attached First Amended Schedule A.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to License Agreement as of the day and year first above written.

Revel Group, LLC

By:	/s/ Kevin G. DeSanctis
Name:	Kevin G. DeSanctis
Title:	Manager CEO
Dated:	7-24-12

Revel Entertainment Group, LLC

By:	/s/ Alan Greenstein
Name:	Alan Greenstein
Title:	SVP + CFO
Dated:	7-24-12

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FIRST AMENDED SCHEDULE A

Licensed Marks and Domain Names

Domain Names

REVELENTERTAINMENT.COM

REVELINAC.COM

Trademarks

Appl. No	Mark	Classes with Goods/Services

85/023407	REVEL	36 - Charitable fundraising 39 - Travel agency services, namely, making reservations and booking for transportation

85/374954	REVEL

018 - Handbags, purses, and wallets

021 - Cups and mugs

024 - Beach towels and bath towels

025 - Clothing, namely, jackets, jerseys, t-shirts, shirts, shorts, ties, tops, dresses, skirts, blouses, sweatshirts, baseball caps, and hats

85/976966	REVEL

41 - Casino services, namely, gambling and betting services

43 - Resort hotel services; restaurant services; bar services; cocktail lounge services; providing convention facilities; travel agency services, namely, making reservations and booking for temporary lodging

44 - Beauty salon services; health spa services, namely, cosmetic body care services; health spa services for health and wellness of the body and spirit offered at a health resort

85/023413	REVEL ENTERTAINMENT

36 - Charitable fundraising

39 - Travel agency services, namely, making reservations and booking for transportation

41 - Casino services, namely, gambling and betting services

43 - Resort hotel services; restaurant services; bar services; cocktail lounge services; providing convention facilities; travel agency services, namely, making reservations and booking for temporary lodging

44 - Beauty salon services; health spa services, namely, cosmetic body care services; health spa services for health and wellness of the body and spirit offered at a health resort

85/023418	DETOX BY DAY/RETOX BY NIGHT

36 - Charitable fundraising

39 - Travel agency services, namely, making reservations and booking for transportation

41 - Casino, amusement park, nightclub, and entertainment services, namely, live performances featuring musicians, music and singers, pre-recorded music and video, dancers, magicians, actors, acrobats and comedians; casino services

43 - Resort hotel services; restaurant services; bar services; cocktail lounge services; providing convention facilities; travel agency services, namely, making reservations and booking for temporary lodging

44 - Beauty salon services; health spa services, namely, cosmetic body care services; health spa services for health and wellness of the body and spirit offered at a health resort

FIRST AMENDED SCHEDULE A

Appl. No	Mark	Classes with Goods/Services
85/326420	FUN WORTH HAVING

36 - Charitable fundraising

39 - Travel agency services, namely, making reservations and booking for transportation

41 - Casino services, namely, gambling and betting services

43 - Resort hotel services; restaurant services; bar services; cocktail lounge services; providing convention facilities; travel agency services, namely, making reservations and booking for temporary lodging

44 - Beauty salon services; health spa services, namely, cosmetic body care services; health spa services for health and wellness of the body and spirit offered at a health resort

85/326492	FUN DONE DIFFERENTLY

36 - Charitable fundraising

39 - Travel agency services, namely, making reservations and booking for transportation

41 - Casino services, namely, gambling and betting services

43 - Resort hotel services; restaurant services; bar services; cocktail lounge services; providing convention facilities; travel agency services, namely, making reservations and booking for temporary lodging

44 - Beauty salon services; health spa services, namely, cosmetic body care services; health spa services for health and wellness of the body and spirit offered at a health resort

85/325369		36 - Charitable fundraising 39 - Travel agency services, namely, making reservations and booking for transportation

85/977025

41 - Casino services, namely, gambling and betting services

43 - Resort hotel services; restaurant services; bar services; cocktail lounge services; providing convention facilities; travel agency services, namely, making reservations and booking for temporary lodging

44 - Beauty salon services; health spa services, namely, cosmetic body care services; health spa services for health and wellness of the body and spirit offered at a health resort

85/383299

18 - handbags, purses, and wallets

21 - cups and mugs

24 - beach towels and bath towels

25 - clothing, namely, jackets, jerseys, t-shirts, shirts, shorts, ties, tops, dresses, skirts, blouses, sweatshirts, baseball caps, and hats

36 - charitable fundraising

39 - Travel agency services, namely, making reservations and booking for transportation

41 - Casino services, namely, gambling and betting services

43 - Resort hotel services; restaurant services; bar services; cocktail lounge services; providing convention facilities; travel agency services, namely, making reservations and booking for temporary lodging

44 - Beauty salon services; health spa services, namely, cosmetic body care services; health spa services for health and wellness of the body and spirit offered at a health resort

FIRST AMENDED SCHEDULE A

Appl. No	Mark	Classes with Goods/Services

85/383378

18 - handbags, purses, and wallets

21 - cups and mugs

24 - beach towels and bath towels

25 - clothing, namely, jackets, jerseys, t-shirts, shirts, shorts, ties, tops, dresses, skirts, blouses, sweatshirts, baseball caps, and hats

36 - charitable fundraising

39 - Travel agency services, namely, making reservations and booking for transportation

41 - Casino services, namely, gambling and betting services

43 - Resort hotel services; restaurant services; bar services; cocktail lounge services; providing convention facilities; travel agency services, namely, making reservations and booking for temporary lodging

44 - Beauty salon services; health spa services, namely, cosmetic body care services; health spa services for health and wellness of the body and spirit offered at a health resort

85/383439

18 - handbags, purses, and wallets

21 - cups and mugs

24 - beach towels and bath towels

25 - clothing, namely, jackets, jerseys, t-shirts, shirts, shorts, ties, tops, dresses, skirts, blouses, sweatshirts, baseball caps, and hats

36 - charitable fundraising

39 - Travel agency services, namely, making reservations and booking for transportation

41 - Casino services, namely, gambling and betting services

43 - Resort hotel services; restaurant services; bar services; cocktail lounge services; providing convention facilities; travel agency services, namely, making reservations and booking for temporary lodging

44 - Beauty salon services; health spa services, namely, cosmetic body care services; health spa services for health and wellness of the body and spirit offered at a health resort

85/383715

18 - handbags, purses, and wallets

21 - cups and mugs

24 - beach towels and bath towels

25 - clothing, namely, jackets, jerseys, t-shirts, shirts, shorts, ties, tops, dresses, skirts, blouses, sweatshirts, baseball caps, and hats

36 - charitable fundraising

39 - Travel agency services, namely, making reservations and booking for transportation

41 - Casino services, namely, gambling and betting services

43 - Resort hotel services; restaurant services; bar services; cocktail lounge services; providing convention facilities; travel agency services, namely, making reservations and booking for temporary lodging

44 - Beauty salon services; health spa services, namely, cosmetic body care services; health spa services for health and wellness of the body and spirit offered at a health resort

85/444890	REVEL ULTRA LOUNGE	043 - Restaurant services; bar services; cocktail lounge services

FIRST AMENDED SCHEDULE A

Appl. No	Mark	Classes with Goods/Services

85/470719	REVEL ON A DIFFERENT LEVEL

18 - handbags, purses, and wallets

21 - cups and mugs

24 - beach towels and bath towels

25 - clothing, namely, jackets, jerseys, t-shirts, shirts, shorts, ties, tops, dresses, skirts, blouses, sweatshirts, baseball caps, and hats

36 - charitable fundraising

39 - Travel agency services, namely, making reservations and booking for transportation

41 - Casino services, namely, gambling and betting services

43 - Resort hotel services; restaurant services; bar services; cocktail lounge services; providing convention facilities; travel agency services, namely, making reservations and booking for temporary lodging

44 - Beauty salon services; health spa services, namely, cosmetic body care services; health spa services for health and wellness vof the body and spirit offered at a health resort

85/470755	REVEL BEACH

018 - Handbags, purses, and wallets

021 - Cups, mugs, and beverage glassware

024 - Beach towels and bath towels

025 - Clothing, namely, jackets, jerseys, t-shirts, shirts, shorts, ties, tops, dresses, skirts, blouses, sweatshirts, baseball caps, and hats

85/559100	ELEVATIONISM

18 - handbags, purses, and wallets

21 - cups and mugs

24 - beach towels and bath towels

25 - clothing, namely, jackets, jerseys, t-shirts, shirts, shorts, ties, tops, dresses, skirts, blouses, sweatshirts, baseball caps, and hats

36 - charitable fundraising

39 - Travel agency services, namely, making reservations and booking for transportation

41 - Casino services, namely, gambling and betting services

43 - Resort hotel services; restaurant services; bar services; cocktail lounge services; providing convention facilities; travel agency services, namely, making reservations and booking for temporary lodging

44 - Beauty salon services; health spa services, namely, cosmetic body care services; health spa services for health and wellness of the body and spirit offered at a health resort

FIRST AMENDED SCHEDULE A

Appl. No	Mark	Classes with Goods/Services

85/559109	REVELRY

18 - handbags, purses, and wallets

21 - cups and mugs

24 - beach towels and bath towels

25 - clothing, namely, jackets, jerseys, t-shirts, shirts, shorts, ties, tops, dresses, skirts, blouses, sweatshirts, baseball caps, and hats

36 - charitable fundraising

39 - Travel agency services, namely, making reservations and booking for transportation

41 - Casino services, namely, gambling and betting services

43 - Resort hotel services; restaurant services; bar services; cocktail lounge services; providing convention facilities; travel agency services, namely, making reservations and booking for temporary lodging

44 - Beauty salon services; health spa services, namely, cosmetic body care services; health spa services for health and wellness of the body and spirit offered at a health resort

85/559124	ELEVATIONIST

18 - Handbags, purses, and wallets

21 - Cups and mugs

24 - Beach towels and bath towels

25 - Clothing, namely, jackets, jerseys, t-shirts, shirts, shorts, ties, tops, dresses, skirts, blouses, sweatshirts, baseball caps, and hats

36 - Charitable fundraising

39 - Travel agency services, namely, making reservations and booking for transportation

41 - Casino services, namely, gambling and betting services; nightclub services; live performances featuring comedians, music, professional fighting, and sports

43 - Resort hotel services; restaurant services; bar services; cocktail lounge services; providing convention facilities; travel agency services, namely, making reservations and booking for temporary lodging

44 - Beauty salon services; health spa services, namely, cosmetic body care services; health spa services for health and wellness of the body and spirit offered at a health resort

85/578754	BASK

3 - Cleansing creams for cosmetic purposes; cosmetic massage creams; cosmetic milks; cosmetic hand creams; cosmetic nourishing creams; cosmetic oils; cosmetic preparations for body care and skin care; cosmetic soaps; cosmetic suntan preparations

5 - Liquid nutritional supplements; nutritional supplements formed and packaged as bars; nutritional supplements; nutritional supplements in the nature of a nutrient-dense, protein-based drink mix; nutritional supplements for eliminating toxins from the body; nutritional supplement shakes; nutritional supplement energy bars

25 - Clothing items for wear in the practice of yoga, namely, tops and pants

36 - Real estate services, namely, leasing and management for others of residential condominiums and homes located within hotel developments; vacation real estate timeshare services

43 - Spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa; hotel services

44 - Beauty spa services, namely, cosmetic body care, massage, facial and body treatment services; health spa services for health and wellness of the body and spirit offered at a health resort; beauty salon services; nail care services; tanning salons

FIRST AMENDED SCHEDULE A

Appl. No	Mark	Classes with Goods/Services

85/647376		44 - Beauty spa services, namely, cosmetic body care, massage, facial and body treatment services; health spa services for health and wellness of the body and spirit offered at a health resort; beauty salon services; nail care services; tanning salons

85/647419

3 - Cleansing creams for cosmetic purposes; cosmetic massage creams; cosmetic milks; cosmetic hand creams; cosmetic nourishing creams; cosmetic oils; cosmetic preparations for body care and skin care; cosmetic soaps; cosmetic suntan preparations

5 - Liquid nutritional supplements; nutritional supplements formed and packaged as bars; nutritional supplements; nutritional supplements in the nature of a nutrient-dense, protein-based drink mix; nutritional supplements for eliminating toxins from the body; nutritional supplement shakes; nutritional supplement energy bars

25 - Clothing items for wear in the practice of yoga, namely, tops and pants

36 - Real estate services, namely, leasing and management for others of residential condominiums and homes located within hotel developments; vacation real estate timeshare services

43 - Spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa; hotel services